UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2006


                                     0-21749
                            (Commission File Number)


                          MOONEY AEROSPACE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

                     Delaware                       95-4257380
             (State of Incorporation)             (IRS Employer
                                              Identification Number)

                165 Al Mooney Road North, Kerrville, Texas 78028
              (Address of registrant's principal executive office)


                                 (830) 896-6000
                        (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.




On May 1, 2006, Thomas H. Gray resigned from the Board of Directors of Mooney Aerospace Group, Ltd. for personal reasons.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MOONEY AEROSPACE GROUP, LTD.



Date:  May 3, 2006                           By:   /s/ Barry Hodkin
                                                   -----------------------------
                                                   Barry Hodkin
                                                   Chief Financial Officer

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